CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS [Abstract]
Accounts receivable, allowance	$ 20,200	$ 20,200	$ 20,200
Common stock, par value per share	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	200,000,000	200,000,000	200,000,000
Common stock, shares issued	10,163,249	10,063,249	10,063,249
Common stock, shares outstanding	10,163,249	10,063,249	10,063,249